Exhibit 10.6

THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This Third Amendment is made and entered into as of July 19, 2007 (the “Third Amendment Effective Date”) by and between THE REGENTS OF THE UNIVERSITY OF COLORADO, a body corporate, having its principal office at 201 Regent Hall, Regent Drive, Boulder, CO 80309 (hereinafter “University”) and ARCA Discovery, Inc., a Delaware corporation having its principal office at 1200 17th Street, Suite 620, Denver, CO 80202 (hereinafter “Licensee”).

WITNESSETH

WHEREAS, the parties entered into an Exclusive License Agreement on October 14, 2005 (the “License Agreement”); and

WHEREAS, the License Agreement was subsequently amended on June 23, 2006 and July 20, 2006; and

WHEREAS, the July 20, 2006 amendment granted Licensee a one year option for an exclusive license to, among others, the ERK1/2 Patent Rights owned by University; and

WHEREAS, the parties now desire to amend the License Agreement to extend the option period for the ERK1/2 Patent Rights to August 20, 2007;

NOW, THEREFORE, the parties agree as follows:

ARTICLE 1. DEFINITIONS

1.01	Any defined terms not defined herein shall have the same meaning as defined in the License Agreement.

ARTICLE 2. EXTENSION OF OPTION

2.01	The License Agreement is hereby amended to extend Licensee’s exclusive option to license the ERK1/2 Patent Rights (University Case Number CU1403H) to August 20, 2007.

ARTICLE 3. MISCELLANEOUS

3.01	Except as expressly amended by this Third Amendment, all provisions of the License Agreement shall remain in full force and effect.

3.02	This Third Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

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3.03	The provisions and clauses of this Third Amendment are severable, and in the event that any provision or clause is determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability will not in any way affect the validity or enforceability of the remaining provisions and clauses hereof.

IN WITNESS WHEREOF the parties hereto have caused this Second Amendment, which is effective on the Second Amendment Effective Date, to be executed in duplicate by their respective duly authorized officers.

UNIVERSITY:		LICENSEE:

The Regents of the University of Colorado		ARCA Discovery, Inc.

By:	David Allen	By:	Christopher Ozeroff
Title:	Assoc. V.P., Technology Transfer	Title:	EVP Business Development & GC
Date:	August 17, 2007	Date:	August 13, 2007

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